                                                     PROSPECTUS DECEMBER 3, 2001

JPMORGAN U.S. EQUITY FUND

CLASS A AND CLASS B SHARES


MID-CAP GROWTH FUND




                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    [LOGO]JPMORGAN Fleming
                    Asset Management

                                    CONTENTS

Mid-Cap Growth Fund                                                    1

The Fund's Management and Administration                               7

How Your Account Works                                                 8

   Know Which Classes to Buy                                           8

   About Sales Charges                                                 8

   Buying Fund Shares                                                  9

   Selling Fund Shares                                                11

   Exchanging Fund Shares                                             12

   Other Information Concerning the Fund                              12

   Distributions and Taxes                                            13

Shareholder Services                                                  14

What the Terms Mean                                                   15

Risk and Reward Elements                                              16

Financial Highlights                                                  19

How to Reach Us                                               Back cover

JPMorgan MID-CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 16-18.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund seeks to achieve its goal by investing, under normal market conditions, at least 80% of its total assets in a diversified portfolio of common stocks with Market Capitalizations of $1 billion to $20 billion, at the time of investment, that the adviser believes has strong earnings growth potential. Market Capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including certain U.S. Government and U.S. Treasury securities, bank obligations, commercial paper and other short-term debt securities rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization, and repurchase agreements involving the foregoing securities), shares of money market funds and cash. When the Fund is investing for temporary defensive purposes, it is not pursuing its investment objective.

The Fund may invest in other equity securities wich include preferred stocks, convertible securities and foreign securities, which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

J.P. Morgan Fleming Asset Management (USA) Inc., the adviser, is a "bottom-up" manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search.

The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assuming the risks of investing. To this end, the adviser visits numerous companies each year and has in-office meetings and conference contacts.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes will experience earnings growth do not grow as expected.

The securities of small and mid-sized companies may trade less frequently and in small volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets for financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including when the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A shares has variedd over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past year and the life of the Fund. It compares that performance to the Russell Mid-Cap Growth Index and the S&P 500 Index, widely recognized market benchmarks.

In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the Russell Mid-Cap Growth Index instead. It believes the new benchmark is more appropriate since it more accurately reflects the Fund's new investment strategy.

The Fund's inception was on 3/16/01. Performance information prior to that date is based on that of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities in the Fund pursuant to a reorganization in March 2001. The H&Q IPO & Emerging Company Fund began operations on 10/29/99. Common Shares were converted to Class A Shares of the Fund in March of 2001.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. In the table, the performance for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than shown.

YEAR-BY-YEAR RETURNS(1,2)
[CHART]

2000            -49.12%

----------------------------------
BEST QUARTER                13.75%
----------------------------------
                 1st quarter, 2000
----------------------------------
WORST QUARTER              -42.32%
----------------------------------
                 4th quarter, 2000
----------------------------------

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS -39.49%.

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YEAR         LIFE OF FUND
  CLASS A SHARES                                -51.93            -27.73
  CLASS B SHARES                                -54.53            -29.76
  S&P 500 INDEX (NO EXPENSES)                    -9.11             -1.54
  RUSSELL MID-CAP GROWTH INDEX (NO EXPENSES)    -11.75             12.10


(1)  THE FUND COMMENCED OPERATIONS ON 10/29/99.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of the Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A SHARES      CLASS B SHARES
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                5.75%                NONE

MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                        NONE                 5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                     CLASS A SHARES         CLASS B SHARES
MANAGEMENT FEE                             0.65                 0.65
DISTRIBUTION (RULE 12b-1) FEES             0.30                 1.00
SHAREHOLDER SERVICE FEE                    NONE                 NONE
OTHER EXPENSES(1)                          0.50                 0.50
---------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.45                 2.15
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                          0.10                 0.10
---------------------------------------------------------------------------
NET EXPENSES(2)                            1.35                 2.05


(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT
IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A AND B SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. This example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    total operating expenses.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                          1 YEAR          3 YEARS         5 YEARS          10 YEARS
  CLASS A SHARES*                          $705            $998            $1,313           $2,202
  CLASS B SHARES**                         $708            $963            $1,345           $2,297***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                           1 YEAR          3 YEARS         5 YEARS          10 YEARS
  CLASS B SHARES                           $208            $663            $1,145           $2,297***

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Investment Trust, a Massachusetts business trust. The trustees of the trust are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Fleming Asset Management (USA) Inc. JPMFAM (USA) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Prior to the date of this prospectus, Symphony Asset Management, LLC was the sub-adviser to the Fund.

During the most recent fiscal year, the adviser was paid 0.65% in management fees (net of waivers) as a percentage of average daily net assets.

PORTFOLIO MANAGER

Christopher Mark Vyvyan Jones serves as portfolio manager of the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the adviser since 1982 and is currently a Director of Robert Fleming.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. With respect to administrative services performed on its behalf, the Fund pays the Administrator a pro-rata portion of the following annual fee:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A or Class B Shares in the Fund described in the prospectus.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest.
As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                 AS % OF THE   AS %
                                 OFFERING      OF NET
AMOUNT OF                        PRICE         AMOUNT
INVESTMENT                       PER SHARE     INVESTED
LESS THAN $100,000               5.75          6.10

$100,000 BUT UNDER $250,000      3.75          3.90

$250,000 BUT UNDER $500,000      2.50          2.56

$500,000 BUT UNDER $1 MILLION    2.00          2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

  YEAR         DEFERRED SALES CHARGE
  1            5%
  2            4%
  3            3%
  4            3%
  5            2%
  6            1%
  7            NONE
  8            NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.30% of the average daily net assets attributed to Class A Shares and up to 1.00% of the average daily net assets attributed to Class B Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because Rule 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class A or B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

MINIMUM INVESTMENTS

TYPE OF                INITIAL     ADDITIONAL
ACCOUNT                INVESTMENT  INVESTMENTS
REGULAR ACCOUNT        $2,500      $100
SYSTEMATIC
INVESTMENT PLAN(1)     $1,000      $100
IRAS                   $1,000      $100
SEP-IRAS               $1,000      $100
EDUCATION IRAS         $500        $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class B Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative to which fund you want to exchange.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividends once a year. Capital gains, if any are distributed once a year by the Fund. However the Fund may decide to make more or less in a given year.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 for Class A accounts and $20,000 for Class B accounts to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, custody and registration fees.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

-  The Fund's share price and performance   -  Stocks have generally outperformed more   - Under normal circumstances the Fund
   will fluctuate in response to stock         stable investments (such as bonds and       plans to remain fully invested with at
   market movements                            cash equivalents) over the long term        least 80% in stocks; stock investments
                                                                                           may include U.S. and foreign common
-  Adverse market conditions may from time                                                 stocks, convertible securities,
   to time cause the Fund to take temporary                                                preferred stocks, depositary receipts
   defensive positions that are                                                            (such as ADRs and EDRs), trust or
   inconsistent with its principal                                                         partnership interests, warrants, rights,
   investment strategies and may hinder the                                                and investment company securities
   Fund from achieving its investment
   objective                                                                             - The Fund seeks to limit risk and
                                                                                           enhance performance through active
                                                                                           management and diversification

                                                                                         - During severe market downturns, the Fund
                                                                                           has the option of investing up to 100%
                                                                                           of assets in high quality short-term
                                                                                           securities

FOREIGN INVESTMENTS

-  Currency exchange rate movements could   -   Favorable exchange rate movements could  - The Fund anticipates total foreign
   reduce gains or create losses                generate gains or reduce losses            investment will not exceed 10%

-  The Fund could lose money because of     -   Foreign investments, which represent a   - The Fund actively manages the currency
   foreign government actions, political        major portion of the world's securities,   exposure of its foreign investments
   instability or lack of adequate and          offer attractive potential performance     relative to its benchmark, and may hedge
   accurate information                         and opportunities for diversification      back into the U.S. dollar from time to
                                                                                           time (see also Derivatives)
-  Investment risks tend to be higher in    -   Emerging markets can offer higher
   emerging markets. These markets also         returns
   present higher liquidity and valuation
   risks

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES

-  The Fund could underperform its          -   The Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities and          due to these same choices                   management on securities selection, the
   asset allocation choices                                                                 area where it believes its commitment to
                                                                                            research can most enhance returns

SECURITIES LENDING

-  When the Fund lends a security, there is -   The Fund may enhance income through the  -  The adviser maintains a list of approved
   a risk that the loaned securities may        investment of the collateral received       borrowers
   not be returned if the borrower defaults     from the borrower
                                                                                         -  The Fund receives collateral equal to at
-  The collateral will be subject to the                                                    least 100% of the current value of
   risks of the securities in which it is                                                   securities loaned
   invested
                                                                                         -  The lending agents indemnify the Fund
                                                                                            against borrower default

                                                                                         -  The adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses

                                                                                         -  Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period

DERIVATIVES

-  Derivatives such as futures, options,    -   Hedges that correlate well with          -  The Fund uses derivatives, such as
   swaps, and forward foreign currency          underlying positions can reduce or          futures, options, swaps, and forward
   contracts(1) that are used for hedging the   eliminate losses at low cost                foreign currency contracts, for hedging
   portfolio or specific securities may not                                                 and for risk management (i.e., to
   fully offset the underlying positions    -   The Fund could make money and protect       establish or adjust exposure to
   and this could result in losses to the       against losses if the investment            particular securities, markets or
   Fund that would not have otherwise           analysis proves correct                     currencies); risk management may
   occurred                                                                                 include management of the Fund's
                                            -   Derivatives that involve leverage could     exposure relative to its benchmark
-  Derivatives used for risk management may     generate substantial gains at low cost
   not have the intended effects and may                                                 -  The Fund only establishes hedges that it
   result in losses or missed opportunities                                                 expects will be highly correlated with
                                                                                            underlying positions
-  The counterparty to a derivatives
   contract could default                                                                -  While the Fund may use derivatives that
                                                                                            incidentally involve leverage, it does
                                                                                            not use them for the specific purpose of
                                                                                            leveraging its portfolio

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES (CONTINUED)

-  Derivatives that involve leverage could
   magnify losses

-  Certain types of derivatives involve
   costs to the Fund which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by the Fund, accelerate
   recognition of income to the Fund,
   affect the holding period of the Fund's
   assets and defer recognition of certain
   of the Fund's losses

ILLIQUID HOLDINGS

-  The Fund could have difficulty valuing   -   These holdings may offer more attractive -  The Fund may not invest more than 15% of
   these holdings precisely                     yields or potential growth than             net assets in illiquid holdings
                                                comparable widely traded securities
                                                                                         -  To maintain adequate liquidity, the Fund
                                                                                            may hold investment-grade short-term
-  The Fund could be unable to sell                                                         securities (including repurchase
   these holdings at the time or                                                            agreements and reverse repurchase
   price it desires                                                                         agreements) and may borrow from banks up
                                                                                            to 33 1/3% of the value of its total
                                                                                            assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities before     -   The Fund can take advantage of           -  The Fund segregates liquid assets to
   issue or for delayed delivery, it could      attractive transaction opportunities        offset leverage risk
   be exposed to leverage risk if it does
   not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise the Fund's -   The Fund could realize gains in a short  -  The Fund generally avoids short-term
   brokerage and related costs                  period of time                              trading, except to take advantage of
                                                                                            attractive or unexpected opportunities
-  Increased short-term capital gains       -   The Fund could protect against losses if    or to meet demands generated by
   distributions could raise shareholders'      a stock is overvalued and its value         shareholder activity
   income tax liability                         later falls

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

JPMORGAN MID-CAP GROWTH FUND(1)

                                                                               CLASS A                 CLASS B
                                                                      ------------------------------------------------
                                                                      10/01/00    10/29/99**     10/01/00   10/29/99**
                                                                      Through       Through      Through      Through
PER SHARE OPERATING PERFORMANCE:                                      09/30/01      9/30/00      09/30/01     9/30/00
---------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                                   $12.51        $10.00       $12.43       $10.00
---------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

      Net investment income (loss)                                      (0.02)**      (0.09)        (.07)**     (0.17)

      Realized and unrealized gain (loss) on investments--net           (8.06)         2.60        (7.98)        2.60
                                                                       ------        ------       ------       ------
      Total from investment operations                                  (8.08)         2.51        (8.05)        2.43
                                                                       ------        ------       ------       ------
   Less dividends and distributions (*)

      Dividends from net investment income                               0.00          0.00         0.00         0.00

      Distributions from capital gains                                  (0.16)         0.00        (0.16)        0.00
                                                                       ------        ------       ------       ------
      Total dividends and distributions                                 (0.16)         0.00        (0.16)        0.00
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of the period                                     $ 4.27        $12.51       $ 4.22       $12.43
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                        (65.10%)       25.12%      (65.30%)      24.31%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------
   Expenses--net                                                         1.30%         1.16%        2.00%        1.86%
---------------------------------------------------------------------------------------------------------------------
   Expenses before waiver                                                1.30%         1.20%        2.00%        1.91%
---------------------------------------------------------------------------------------------------------------------
   Investment income (loss)--net                                        (0.54%)       (0.68%)      (1.22%)      (1.38%)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                159.24%       146.63%      159.24%      146.63%
---------------------------------------------------------------------------------------------------------------------
Net Assets, end of the period (000's)                                 $93,756       $33,375       $5,609      $24,854
---------------------------------------------------------------------------------------------------------------------
(1)Formerly H&Q IPO & Emerging Company Fund.


**   Commencement of operations
(1) Total return figures do not include the effect of any front end sales load (not annualized)
#    Annualized
*    Amounts are less than $.01 per share
**   Calculated based on average shares outstanding

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


HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


               The Fund's Investment Company Act File No 811-5526.


         (C) 2001 JPMorgan Chase & Co. All Rights Reserved December 2001

                                                                    PR-MCG-1201